Exhibit 10.10 Subcontract No. K97-185269 with Lockheed Martin Idaho Technologies Company

LMITCO Form
PROC-1811b
(Rev. 04/97)

                           SUBCONTRACT NO. K97-185269
               LOCKHEED MARTIN IDAHO TECHNOLOGIES COMPANY (LMITCO)
                               225 Fremont Avenue
                   P.O. Box 1625, Idaho Falls, ID 83415-3521
         OPERATING UNDER U.S. GOVERNMENT CONTRACT NO. DE-AC07-94ID13223

To:  Orbit Technologies, Inc.                   Effective Date: May 7, 1997
     2011 Palomar Airport Road
     Carlsbad, CA 92009
     Confirming to: James A. Giansiracusa       Completion Date: August 31, 1997
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1.       STATEMENT OF WORK
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         The Subcontractor shall furnish the following services, in accordance with the requirements, terms and conditions specified or referenced in this Order/Subcontract (terms considered interchangeable):

         Encapsulation and testing of Surrogate Salts in accordance with the Statement of Work entitled, Encapsulation of Surrogate Salts by Mixing with Polysiloxane, Dated March 6, 1997.

2.       RESOURCES
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         The Subcontractor shall provide all resources, e.g., materials, labor, tooling, equipment and facilities, necessary to fulfill the requirements of this Subcontract, except as otherwise specified.

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Procurement Agent: Michelle Wiest     Telephone: (208) 526-0634           Fixed Price: $92,800.00
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Ship via: N/A                         F.O.B./Trans.: N/A                  Cash Terms: Net 30 Days
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Billing Address:                      Signed:/s/Michelle Wiest                                     5/7/97
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Accounts Payable                      Lockheed Martin Idaho Technologies Company                    Date
LMITCO
P.O. Box 1625                         Title:       Procurement Manager
Idaho Falls, ID 83415-3117
Procurement Agent: Michelle Wiest     Signed:/s/James A.  Giansiracusa                              5-12-97
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                                      (Subcontractor's Official)                                    Date

                                      Title:    Vice President-Operations

                                      Return one signed copy of this Subcontract to LMITCO.
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